SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2001

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28238 (Commission file number)	54-1521616 (IRS Employer Identification No.)

11 Sundial Circle, Suite 17, Carefree, Arizona 85377
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 575-6972

_______________________________________________________
(Former name or former address, if changed since last report)

ITEM 1: CHANGE IN CONTROL
ITEM 2: ACQUISITION OF ASSETS
ITEM 5: OTHER EVENTS

      Effective September 7, 2001, Guardian Technologies International, Inc. entered into an Amendment No. 3 to its Agreement and Plan of Merger dated February 19, 2001 with Vairex Corporation.

      A true and accurate copy of the Amendment to the Agreement and Plan of Merger is attached hereto as Exhibit 1.0 and incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION                AND EXHIBITS
(c)	Exhibits
Item	Title
1.0	Amendment No. 3 to Agreement and Plan of Reorganization dated February 19, 2001

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 10, 2001	GUARDIAN TECHNOLOGIES INTERNATIONAL, INC. By: /s/ J. Andrew Moorer J. Andrew Moorer, President